================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2005


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

      Delaware                  333-121661                    06-1442101
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)

    600 Steamboat Road
  Greenwich, Connecticut                                         06830
  ----------------------                                      ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (203) 625-2700


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Fremont Home Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005, among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2005-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-and fixed-rate and first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                     DESCRIPTION
-----------      -----------                     -----------
     1                99           Computational Materials (as defined in Item
                                   8.01) that have been provided by Greenwich
                                   Capital Markets, Inc. to certain prospective purchasers of Fremont Home Loan Trust
                                   2005-1, Asset-Backed Certificates, Series
                                   2005-1 (filed in paper pursuant to the
                                   automatic SEC exemption pursuant to Release
                                   33-7427, August 7, 1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 25, 2005


                                               FINANCIAL ASSET SECURITIES CORP.


                                               By: /s/ Frank Skibo
                                                  -----------------------------
                                               Name:  Frank Skibo
                                               Title: Managing Director

                                Index to Exhibits
                                -----------------

                      Item 601(a) of
                      Regulation S-K                             Sequentially
Exhibit Number         Exhibit No.          Description          Numbered Page
--------------         -----------          -----------          -------------
     1                     99               Computational        Filed Manually
                                            Materials